Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002
     In connection with the Amendment No. 1 to the Quarterly Report of H&E Equipment Services, Inc. (the “Company”) on Form 10-Q/A for the period ending March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John M. Engquist, President and Chief Executive Officer of the Company, and Leslie S. Magee, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 13, 2006	By:	/s/ John M. Engquist

John M. Engquist
President and Chief Executive Officer
(Principal Executive Officer)

Dated: July 13, 2006	By:	/s/ Leslie S. Magee

Leslie S. Magee
Chief Financial Officer
(Principal Financial Officer)

33